EXHIBIT 99

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Praxis Pharmaceuticals Inc. (the "Company") on Form 10-QSB for the period ending February 28, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, David Stadnyk, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


 /s/ DAVID STADNYK
----------------------------------------
David Stadnyk
Chief Executive Officer and
Chief Financial Officer